UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ADVANCED MICRO DEVICES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 29, 2015.
ADVANCED MICRO DEVICES, INC.
Meeting Information
Meeting Type:
Annual Meeting
For holders as of:
March 2, 2015
Date: April 29, 2015
Time: 10:00 AM (Eastern Time)
Location: The Andaz Wall Street Hotel
75 Wall Street
New York, New York 10005
Via the Internet at:
www.virtualshareholdermeeting.com/AMD15
PROXY SERVICES
You are receiving this communication because you hold shares
AMD
C/O COMPUTERSHARE
in the company named above.
P.O. BOX 43004
PROVIDENCE, RI 02940
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of
the more complete proxy materials that are available to
you on the Internet. You may view the proxy materials
online at www.proxyvote.com or easily request a paper copy
(see reverse side).
We encourage you to access and review all of the important
information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.
M81313-P59251

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:
www.proxyvote.com
2) BY TELEPHONE:
1-800-579-1639
3) BY E-MAIL*:
sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2015 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/AMD15. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
M81314-P59251

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:
1a. Bruce L. Claflin
1b. John E. Caldwell
1c. Henry WK Chow
1d. Nora M. Denzel
1e. Nicholas M. Donofrio
1f. Martin L. Edelman
1g. John R. Harding
1h. Joseph A. Householder
1i. Michael J. Inglis
1j. Lisa T. Su
1k. Ahmed Yahia
2. Ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year.
3. Approval of the amendment and restatement of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan.
4. Advisory vote to approve the compensation of AMD’s named executive officers.
M81315-P59251

M81316-P59251